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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File Numbers 333-81733 and 333-33648.

                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP


Los Angeles, California
April 26, 2001